EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 07/31/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during July 2005;

                           Series     Class     Principal Paid
                           ------     -----     --------------
                            2002       A-1                  $0
                            2002       A-2                  $0
                            2002       A-3                  $0
                            2002       A-4                  $0
                            2002       A-5                  $0
                            2002       A-6                  $0
                            2002       A-7                  $0
                            2002       A-8                  $0
                            2002       A-9                  $0
                            2002       B-1                  $0
                           2002-2      A-10                 $0
                           2002-2      A-11                 $0
                           2002-2      A-12                 $0
                           2002-2      A-13                 $0
                           2002-2      A-14                 $0
                           2002-2      A-15                 $0
                           2002-2      A-16                 $0
                           2002-2      A-17                 $0
                           2002-2      A-18                 $0
                           2002-2      A-19                 $0
                           2002-2      A-20                 $0
                           2002-2      A-21                 $0
                           2002-2      A-22                 $0
                           2002-2      A-23                 $0
                           2002-2      A-24                 $0
                           2002-2      A-25                 $0
                           2002-2      A-26                 $0
                           2002-2      A-27                 $0
                           2002-2      A-28                 $0
                           2002-2      A-29                 $0
                           2002-2      A-30                 $0
                           2002-2      B-2                  $0
                           2002-2      B-3                  $0
                           2002-2      B-4                  $0
                           2003-1      A-1                  $0
                           2003-1      A-2                  $0
                           2003-1      A-3                  $0
                           2003-1      A-4                  $0
                           2003-1      A-5                  $0
                           2003-1      A-6                  $0
                           2003-1      A-7                  $0
                           2003-1      A-8                  $0
                           2003-1      A-9         $80,000,000
                           2003-1      A-10                 $0
                           2003-1      B-1                  $0
                           2003-1      B-2                  $0
                           2003-2      A-1         $50,000,000
                           2003-2      A-2                  $0
                           2003-2      A-3                  $0
                           2004-1      A-1                  $0
                           2004-1      A-2                  $0
                           2004-1      A-3                  $0
                           2004-1      A-4                  $0
                           2004-1      B-1                  $0
                           2005-1      A-1                  $0
                           2005-1      A-2                  $0
                           2005-1      A-3                  $0
                           2005-1      A-4                  $0
                           2005-1      A-5                  $0
                           2005-1      B-1                  $0
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during July 2005;

                            Series     Class     Principal Paid
                            ------     -----     --------------

                              2002      A-1      $           -
                              2002      A-2      $           -
                              2002      A-3      $           -
                              2002      A-4      $        178,076
                              2002      A-5      $        178,646
                              2002      A-6      $        184,748
                              2002      A-7      $        185,916
                              2002      A-8      $        184,807
                              2002      A-9      $         51,597
                              2002      B-1      $        111,157
                              2002-2    A-10     $        509,360
                              2002-2    A-11     $        262,360
                              2002-2    A-12     $        255,840
                              2002-2    A-13     $        250,080
                              2002-2    A-14     $        251,620
                              2002-2    A-15     $        254,680
                              2002-2    A-16     $        260,060
                              2002-2    A-17     $        272,460
                              2002-2    A-18     $        214,058
                              2002-2    A-19     $        281,671
                              2002-2    A-20     $        288,411
                              2002-2    A-21     $        296,326
                              2002-2    A-22     $        296,326
                              2002-2    A-23     $        296,326
                              2002-2    A-24     $        286,767
                              2002-2    A-25     $        286,767
                              2002-2    A-26     $        286,767
                              2002-2    A-27     $        266,641
                              2002-2    A-28     $        266,641
                              2002-2    A-29     $        266,641
                              2002-2    A-30     $        266,641
                              2002-2    B-2      $        107,088
                              2002-2    B-3      $        103,104
                              2002-2    B-4      $        104,328
                              2003-1    A-1      $           -
                              2003-1    A-2      $        250,840
                              2003-1    A-3      $        247,780
                              2003-1    A-4      $        249,320
                              2003-1    A-5      $        248,540
                              2003-1    A-6      $        245,480
                              2003-1    A-7      $        250,080
                              2003-1    A-8      $        250,080
                              2003-1    A-9      $        391,581
                              2003-1    A-10     $        143,260
                              2003-1    B-1      $         66,930
                              2003-1    B-2      $         66,550
                              2003-2    A-1      $        604,890
                              2003-2    A-2      $      5,396,420
                              2003-2    A-3      $      2,618,136
                              2004-1    A-1      $      2,377,917
                              2004-1    A-2      $      2,538,100
                              2004-1    A-3      $      3,357,526
                              2004-1    A-4      $      1,693,930
                              2004-1    B-1      $        267,720
                              2005-1    A-1      $      1,742,084
                              2005-1    A-2      $      3,239,164
                              2005-1    A-3      $      2,487,811
                              2005-1    A-4      $      1,790,867
                              2005-1    A-5      $      1,163,805
                              2005-1    B-1      $        108,928
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of July 2005; Principal Balance of Financed Student Loans $6,622,804,471

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of July 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                              Series     Class     Principal Paid
                              ------     -----     --------------

                              2002       A-1       $      -
                              2002       A-2       $      -
                              2002       A-3       $      -
                              2002       A-4       $  73,000,000
                              2002       A-5       $  73,000,000
                              2002       A-6       $  73,000,000
                              2002       A-7       $  73,000,000
                              2002       A-8       $  73,000,000
                              2002       A-9       $  19,900,000
                              2002       B-1       $  42,000,000
                             2002-2     A-10       $ 100,000,000
                             2002-2     A-11       $ 100,000,000
                             2002-2     A-12       $ 100,000,000
                             2002-2     A-13       $ 100,000,000
                             2002-2     A-14       $ 100,000,000
                             2002-2     A-15       $ 100,000,000
                             2002-2     A-16       $ 100,000,000
                             2002-2     A-17       $ 100,000,000
                             2002-2     A-18       $  80,000,000
                             2002-2     A-19       $ 100,000,000
                             2002-2     A-20       $ 100,000,000
                             2002-2     A-21       $ 100,000,000
                             2002-2     A-22       $ 100,000,000
                             2002-2     A-23       $ 100,000,000
                             2002-2     A-24       $ 100,000,000
                             2002-2     A-25       $ 100,000,000
                             2002-2     A-26       $ 100,000,000
                             2002-2     A-27       $ 100,000,000
                             2002-2     A-28       $ 100,000,000
                             2002-2     A-29       $ 100,000,000
                             2002-2     A-30       $ 100,000,000
                             2002-2      B-2       $  40,000,000
                             2002-2      B-3       $  40,000,000
                             2002-2      B-4       $  40,000,000
                             2003-1      A-1       $      -
                             2003-1      A-2       $ 100,000,000
                             2003-1      A-3       $ 100,000,000
                             2003-1      A-4       $ 100,000,000
                             2003-1      A-5       $ 100,000,000
                             2003-1      A-6       $ 100,000,000
                             2003-1      A-7       $ 100,000,000
                             2003-1      A-8       $ 100,000,000
                             2003-1      A-9       $  20,000,000
                             2003-1     A-10       $  50,000,000
                             2003-1      B-1       $  25,000,000
                             2003-1      B-2       $  25,000,000
                             2003-2      A-1       $  25,000,000
                             2003-2      A-2       $ 646,800,000
                             2003-2      A-3       $ 308,200,000
                             2004-1      A-1       $ 293,000,000
                             2004-1      A-2       $ 307,000,000
                             2004-1      A-3       $ 400,000,000
                             2004-1      A-4       $ 200,000,000
                             2004-1      B-1       $ 100,000,000
                             2005-1      A-1       $ 216,000,000
                             2005-1      A-2       $ 393,000,000
                             2005-1      A-3       $ 300,000,000
                             2005-1      A-4       $ 214,000,000
                             2005-1      A-5       $ 137,000,000
                             2005-1      B-1       $  40,000,000
(f)	the interest rate for any series of variable rate Notes for July 2005, indicating how such interest rate is calculated;

                   Series     Class    Interest Rate        Interest Calculation
                   ------     -----    -------------        --------------------
                     2002      A-1            n/a           28-Day Auction Rate
                     2002      A-2            n/a           28-Day Auction Rate
                     2002      A-3            n/a           28-Day Auction Rate
                     2002      A-4         3.273%           28-Day Auction Rate
                     2002      A-5         3.338%           28-Day Auction Rate
                     2002      A-6         3.343%           28-Day Auction Rate
                     2002      A-7         3.382%           28-Day Auction Rate
                     2002      A-8         3.335%           28-Day Auction Rate
                     2002      A-9         3.409%           28-Day Auction Rate
                     2002      B-1         3.469%           28-Day Auction Rate
                    2002-2     A-10        3.443%           28-Day Auction Rate
                    2002-2     A-11        3.438%           28-Day Auction Rate
                    2002-2     A-12        3.394%           28-Day Auction Rate
                    2002-2     A-13        3.363%           28-Day Auction Rate
                    2002-2     A-14        3.350%           28-Day Auction Rate
                    2002-2     A-15        3.352%           28-Day Auction Rate
                    2002-2     A-16        3.417%           28-Day Auction Rate
                    2002-2     A-17        3.344%           28-Day Auction Rate
                    2002-2     A-18        3.525%           28-Day Auction Rate
                    2002-2     A-19        3.558%           28-Day Auction Rate
                    2002-2     A-20        3.532%           28-Day Auction Rate
                    2002-2     A-21        3.526%           28-Day Auction Rate
                    2002-2     A-22        3.526%           28-Day Auction Rate
                    2002-2     A-23        3.526%           28-Day Auction Rate
                    2002-2     A-24        3.542%           28-Day Auction Rate
                    2002-2     A-25        3.542%           28-Day Auction Rate
                    2002-2     A-26        3.542%           28-Day Auction Rate
                    2002-2     A-27        3.547%           28-Day Auction Rate
                    2002-2     A-28        3.547%           28-Day Auction Rate
                    2002-2     A-29        3.547%           28-Day Auction Rate
                    2002-2     A-30        3.547%           28-Day Auction Rate
                    2002-2     B-2         3.505%           28-Day Auction Rate
                    2002-2     B-3         3.519%           28-Day Auction Rate
                    2002-2     B-4         3.486%           28-Day Auction Rate
                    2003-1     A-1            n/a            7-Day Auction Rate
                    2003-1     A-2         3.368%           28-Day Auction Rate
                    2003-1     A-3         3.383%           28-Day Auction Rate
                    2003-1     A-4         3.389%           28-Day Auction Rate
                    2003-1     A-5         3.383%           28-Day Auction Rate
                    2003-1     A-6         3.331%           28-Day Auction Rate
                    2003-1     A-7         3.357%           28-Day Auction Rate
                    2003-1     A-8         3.363%           28-Day Auction Rate
                    2003-1     A-9         3.474%           28-Day Auction Rate
                    2003-1     A-10        3.680%           28-Day Auction Rate
                    2003-1     B-1         3.505%           28-Day Auction Rate
                    2003-1     B-2         3.501%           28-Day Auction Rate

                                   Weighted Average            Weighted Average
                Series      Class     Libor Rate     Spread          Rate         Interest Calculation
                ------      -----     ----------     ------          ----         --------------------
                2003-2       A-1        3.20399%     0.03000%      3.23399%       Floating Rate Note
                2003-2       A-2        3.27113%     0.14000%      3.41113%       Floating Rate Note
                2003-2       A-3        3.27113%     0.20000%      3.47113%       Floating Rate Note
                2004-1       A-1        3.27113%     0.05000%      3.32113%       Floating Rate Note
                2004-1       A-2        3.27113%     0.11000%      3.38113%       Floating Rate Note
                2004-1       A-3        3.27113%     0.16000%      3.43113%       Floating Rate Note
                2004-1       A-4        3.27113%     0.19000%      3.46113%       Floating Rate Note
                2004-1       B-1                                     3.577%       28-Day Auction Rate
                2005-1       A-1        3.27113%     0.03000%      3.30113%       Floating Rate Note
                2005-1       A-2        3.27113%     0.10000%      3.37113%       Floating Rate Note
                2005-1       A-3        3.27113%     0.12000%      3.39113%       Floating Rate Note
                2005-1       A-4        3.27113%     0.15000%      3.42113%       Floating Rate Note
                2005-1       A-5        3.27113%     0.20000%      3.47113%       Floating Rate Note
                2005-1       B-1                                     3.546%       28-Day Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of July 2005;

Servicing fees $1,097,335

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of July 2005;

                                  Fee                       Amount
                                  ---                       ------
                                    Administration      $1,133,356
                                     Auction Agent          $8,930
                                      Market Agent              $0
                                 Calculation Agent              $0
                                     Broker-Dealer        $614,255
                                  Delaware Trustee              $0
                                           Trustee         $36,523
                           Eligible Lender Trustee              $0
                                Verification Agent               *
                        *Verification Agent fees are included in Trustee fees above
(i)	the amount of principal and interest received during July 2005 relating to Financed Student Loans;

Amount of principal and interest received $135,894,733

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of July 2005;

         Amount of payment attributable to amounts in the Reserve Fund                $0
         Amount of any other withdrawals from the Reserve Fund                  $975,000
         Ending Balance of Reserve Fund                                      $52,701,750
(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during July 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during July 2005;

Amounts paid to acquire Student Loans $7,786,611

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during July 2005;

Amounts paid for Financed Student Loans purchased from the Trust $0

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of July 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                          Number            Amount
                                                          ------            ------
             (i)  0 to 30 days delinquent              594,531        6,266,110,753
            (ii)  31 to 60 days delinquent              13,254          138,249,325
           (iii)  61 to 90 days delinquent               7,365           68,416,457
            (iv)  91 to 120 days delinquent              5,561           44,136,729
             (v)  > 120 day delinquent                  12,901           93,318,489
            (vi)  & claims filed                         2,219           12,572,718
                                                         -----           ----------
                  Total                                635,831        6,622,804,471
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of July 2005; and

Value of the Trust Estate $6,973,511,502 Outstanding Principal amount of the Notes $7,026,900,000

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of July 2005.

                                                                                   Number      Percentage
                                                                                   ------      ----------
           (i)       Outstanding rejected federal reimbursement claims                25             *
           (ii)      Financed Student Loans in forbearance                        32,124         8.20%
           (iii)     Financed Student Loans in deferment                          63,891        12.89%
           * Less than 0.01%